UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                            AMENDMENT TO REPORT FILED

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 12, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                      1-9494                13-3228013
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)


  727 Fifth Avenue, New York, New York                        10022
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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This Form 8-K/A amends the Form 8-K filed by the Company dated  February 8, 2007 and filed with the Commission February 8, 2007. This 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of February 1, 2007 on Form 8-K/A is being filed solely for the purpose of correcting the omission of certain text therein.

Item 8.01   Other Events.

Registrant makes various grants and provides various benefits, to its directors, executive officers and other management employees pursuant to various retirement plans, formal agreements and informal agreements. Amended and Restated award, terms and agreement effective February 1, 2007 is attached as exhibit hereto and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

     (c)    Exhibits


            10.114 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of February 1, 2007.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date: February 12, 2007

                                  EXHIBIT INDEX


Exhibit No.       Description


    10.114 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of February 1, 2007.